UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 12, 2001.

                           General Bearing Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)

Delaware                               0-22053                   13-2796245
--------                               -------                   ----------
(State or other jurisdiction         (Commission                (IRS Employer
of incorporation)                    File Number)            Identification No.)

                   44 High Street, West Nyack, New York 10994
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (845) 358-6000

                                       N/A
   ..........................................................................
         (Former name or former address, if changed since last report.)


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                           GENERAL BEARING CORPORATION

                           CURRENT REPORT ON FORM 8-K

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------

      Item 4  Changes in Registrant's Certifying Accountant..........      3

      Item 7. Financial Statements and Exhibits......................      3

Signature............................................................      4


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Item 4. Changes in Registrant's Certifying Accountant.

      (i) On December 12, 2001, the Company dismissed BDO Seidman, LLP ("BDO"), who was previously engaged as the principal accountant to audit the Company's financial statements. Going forward the Company will use the firm of Urbach Kahn & Werlin, LLP ("UKW") as its principal independent accountant. Prior to its engagement, UKW was not consulted by or on behalf of the Company regarding the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or as to any matter which might have constituted a disagreement or reportable event within the purview of Item 304 of Regulation S-K;

      (ii) BDO's reports on the Company's financial statements for the past two years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles;

      (iii) The decision to change accountants was recommended by the audit committee of the board of directors and authorized by the board of directors;

      (iv) During the two most recent fiscal years and the subsequent interim period preceding the dismissal of BDO, there have been no disagreements between the Company and BDO on any matter of accounting principles, practices, financial statement disclosure, or auditing scope of procedure;

      (v) None of the kinds of events listed in Item 304 (a)1(v) (A) through (D) of Regulation S-K have occurred within the Company's two most recent fiscal years and the subsequent interim period preceding the dismissal of BDO.

Item 7. Financial Statements and Exhibits

Exhibit No.                        Description of Exhibit
-----------                        ----------------------
    16.3              Letter Regarding Change in Certifying Accountant.


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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 General Bearing Corporation
                                                 ---------------------------
                                                        (Registrant)
Date:


                                                 /s/ David L Gussack
                                                 -------------------------------
                                                 David L. Gussack, President


                                                 /s/ Barry A. Morris
                                                 -------------------------------
                                                 Barry A. Morris
                                                 Chief Financial Officer


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